UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Lake Carillon Drive, Suite 300
St. Petersburg, FL 33716
(Address of principal executive offices)  (zip code)

(814) 786-8849
(Registrant’s telephone number, including area code)

10805 Fallen Leaf Lane
Port Richey, FL 34668
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

On February 20, 2013 and February 25, 2013, we sold an aggregate of 3,000,000 shares of our common stock, at a price of $0.05 per share, to three members of our Board of Directors as follows, Richard T. Najarian purchased 1,500,000 shares, John S. Borza purchased 1,000,000 shares, and Mitchell Felder purchased 500,000 shares, for total cash consideration of $150,000.  The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The investors were accredited and there was no solicitation in connection with the offering.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

10.1	Form of Directors Stock Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: February 25, 2013	/s/ William A.Hartman
By: William A. Hartman
Its: Chief Executive Officer

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